UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported: December 17, 2004)

                      COMMODORE APPLIED TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)



                   DELAWARE                                1-11871                           11-3312952
    -------------------------------------       ------------------------------   ----------------------------------
               (State or other                           (Commission                      (I.R.S. Employer
                 jurisdiction                            File Number)                    Identification No.)
              of incorporation)

150 East 58th Street, Suite 3238                            10155
New York, New York
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(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:  (212) 308-5800

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          (Former Name or Former Address, if Changed Since Last Report)

                           CURRENT REPORT ON FORM 8-K

                      COMMODORE APPLIED TECHNOLOGIES, INC.

                                December 20, 2004




ITEM 7.01.  REGULATION FD DISCLOSURE

         On December 17, 2004, Commodore Applied Technologies, Inc. (the "Company") issued a press release announcing that its wholly owned engineering services subsidiary, Commodore Advanced Sciences, Inc. (CASI), has started an environmental sampling and data management (EDAM) contract in Oak Ridge, TN. CASI is the lead small business member of the Commodore Advanced Sciences Team
(CAST), which also includes team members Science Applications International, Inc. (SAIC), and RCS Corporation (RCS).

         The Company also announced that it has initiated correspondence to its shareholders stating that the Company will hold its 2003 Annual Meeting of shareholders on February 8, 2005. The record date for determination of shareholders entitled to notice of meeting and to vote at the meeting is December 14, 2004.

         The Company also announced that it was recently awarded a one-year contract from Duratek Federal Services, Inc. beginning in January 2005, to perform environmental monitoring services at two engineered landfills on the Oak Ridge Reservation.

         Additionally, The Company announced today that the protest to the GAO by both losing teams in the final bidding process for the Fast Flux Test Reactor
(FFTF) decommissioning contract is ongoing.


         A copy of the press release is furnished as Exhibit 99.1.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

            (c) Exhibits.

             99.1  Press Release dated December 17, 2004.


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

         The information contained in this report is being furnished pursuant to
Item 7.01, Regulation FD Disclosure, and Item 9.01, Financial Statements and Exhibits.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            COMMODORE APPLIED TECHNOLOGIES, INC.


Date:  December 20, 2004                    By: /s/ James M. DeAngelis
                                                --------------------------
                                                James M. DeAngelis
                                                Senior Vice President and
                                                Chief Financial Officer


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


                                  EXHIBIT INDEX


         Exhibit No.
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            99.1               Press Release dated December 17, 2004 issued by
                               Commodore Applied Technologies, Inc.




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